SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2014

AXA EQUITABLE LIFE INSURANCE COMPANY

(Exact name of Registrant as specified in its charter)

New York	000-20501	13-5570651
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1290 Avenue of the Americas New York, New York	10104
(Address of principal executive offices)	(Zip Code)

(212) 554-1234

(Registrant’s telephone number, including area code)

None

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors;

Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 14, 2014, Anthony J. Hamilton retired from the Company’s Board of Directors. Mr. Hamilton’s departure was not as a result of any disagreement with the Company or any matters relating to the Company’s operations, policies or practices.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXA EQUITABLE LIFE INSURANCE COMPANY

Date: May 16, 2014	By:	/s/ Dave S. Hattem
	Name:	Dave S. Hattem
	Title:	Senior Executive Director and General Counsel